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                                                                     EXHIBIT 2.1

                         SECOND AMENDMENT AGREEMENT
                         --------------------------

        THIS SECOND AMENDMENT AGREEMENT dated as of January 12, 1999, among McKESSON CORPORATION, a Delaware corporation ("McKesson"), HBO & COMPANY, a Delaware corporation ("HBO"), and McKESSON MERGER SUB, INC. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of McKesson.

                                 WITNESSETH:

        WHEREAS, McKesson, HBOC and Merger Sub have entered into that certain Agreement and Plan of Merger dated as of October 17, 1998, as amended by an Amendment Agreement dated as of November 9, 1998 (the "Merger Agreement"); and

        WHEREAS, the parties hereto desire to amend further the Merger Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties agree as follows:

    1.  The last paragraph of Exhibit D to the Merger Agreement entitled
                              ---------
"Surviving Corporation Directors" is hereby amended to read as follows:


                       "Surviving Corporation Directors

                  Charles W. McCall
                  Mark A. Pulido
                  Alfred C. Eckert, III
                  Phillip A. Incarnati
                  Alton F. Irby, III
                  M. Christine Jacobs
                  Gerald E. Mayo
                  James V. Napier
                  Donald C. Wegmiller"

    2. Except as expressly provided in this Amendment Agreement, all of the terms and conditions of the Merger Agreement shall remain in full force and effect and not be altered or amended hereby.

    3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

    4. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.
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        IN WITNESS WHEREOF, HBO, McKesson and Merger Sub have caused this
Amendment Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                        HBO & COMPANY

                                        By:   /s/ Jay M. Lapine
                                           -------------------------------------
                                           Name:  Jay M. Lapine
                                                 -------------------------------
                                           Title: Sr. Vice President and
                                                 -------------------------------
                                                  General Counsel and Secretary
                                                 -------------------------------


                                        McKESSON CORPORATION

                                        By: /s/ Ivan D. Meyerson
                                           -------------------------------------
                                           Name:  Ivan D. Meyerson
                                                 -------------------------------
                                           Title: Vice President
                                                 -------------------------------


                                        McKESSON MERGER SUB, INC.

                                        By: /s/ Nancy A. Miller
                                           -------------------------------------
                                           Name:  Nancy A. Miller
                                                 -------------------------------
                                           Title: Vice President & Secretary
                                                 -------------------------------

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